SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     November 15, 2005

CNH CAPITAL RECEIVABLES LLC/CNH EQUIPMENT TRUST 2005-B

(Exact Name of Registrant/Co-Registrant as Specified in Charter)

Delaware Delaware	333-122462 333-122462-02	39-1995297 20-3423974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois		60045
c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware		19711
(Address of Principal Executive Office)		(Zip Code)

(847) 735-9200

(302) 283-8079

(Registrant’s/Co-Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01. Other Events

The Registrant and Co-Registrant are filing the Monthly Servicer Report listed in Item 9.01 below with respect to their outstanding publicly-offered securities.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.  Exhibit 20.1 - Monthly Servicer Report dated November 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC
(Registrant)

Dated: November 15, 2005	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Treasurer

CNH EQUIPMENT TRUST 2005-B
By: CNH CAPITAL AMERICA LLC,
Administrator of the CNH Equipment Trust 2005-B
(Co-Registrant)

Dated: November 15, 2005	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Treasurer

EXHIBIT INDEX

Exhibit 20.1 - Monthly Servicer Report dated November 15, 2005